Dear Contract Owner:

We are pleased to provide this 1996 annual report which shows the status of and balances in your Franklin Life Money Market Variable Annuity Fund C contract.

The gain in the accumulation unit value of the Fund since year end 1995 was as follows:


                                            December 31         December 31
                                               1996                1995
                                            -----------         -----------
Accumulation Unit Value                        $22.87              $22.03
                                               ------              ------
                                               ------              ------
Percentage Change                                3.81%
                                               -------

As we have pointed out in past reports, the annual increase figure should not be compared with fully taxable money market fund rates. Your annuity contract shelters this income from Federal income taxes prior to your annuity starting date so long as your money remains with the Fund. Also, your contract provides that Franklin Life assumes the risk that administrative deductions may be insufficient to cover actual administrative expenses.

The economy expanded at a stronger pace in the first three quarters of 1996, as indicated by the Gross Domestic Product (GDP), up 3.0% compared to the annual 1995 increase of 2.2%. The unemployment rate was 5.3% in December of 1996 and ranged from a high in January of 5.8% to a low in August of 5.1%. Inflation is expected to be at a reasonable level in 1997.

The Federal Reserve Board reduced the Federal Funds rate in January of 1996 by 25 basis points to 5.25% and then held the rate steady for the balance of the year. Commercial paper rates declined slightly in early 1996 after the Federal Reserve Board reduced the Federal Funds rate. Short term rates remained steady for the balance of the year. Short term interest rates are expected to hold relatively steady for 1997, unless there is unexpected growth in the economy or inflation concerns reoccur.

Franklin Life Money Market Variable Annuity Fund C, like other money market funds, offers preservation of capital, liquidity and a return that reflects prevailing short term interest rates. In today's interest rate environment, you may want to take some extra time and review what role this product should play in your retirement financial planning. Franklin Life and your registered representative would appreciate the opportunity to discuss with you this and other products which will help you find financial security.


                              Cordially yours,


                              Robert J. Gibbons
                              President and
                              Chief Executive Officer

               FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1996



Assets
        Investments-at cost which approximates fair value
              Corporate short-term notes                           $  839,077
              U.S. Government short-term note                         997,465
                                                                   ----------
                                                                    1,836,542
        Cash on deposit                                               160,877
        Interest receivable                                             3,597
                                                                   ----------
                             Total Assets                           2,001,016

Liability-Due to The Franklin Life Insurance Company                    2,832
                                                                   ----------
Contract Owners' Equity
        Value of 87,386 Accumulation Units outstanding,
              equivalent to $22.86614003 per unit                  $1,998,184
                                                                   ----------
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

Investment Income-Interest                                         $  111,989
Expenses
        Mortality and expense charges                  $23,215
        Investment management services                   8,171
                                                       -------
                             Total Expenses                            31,386
                                                                   ----------
                      Net Investment Income                       $    80,603
                                                                   ----------
                                                                   ----------

                STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

                                                        YEAR ENDED DECEMBER 31
                                                         1996           1995
                                                  ------------------------------
Net investment income                             $     80,603     $  106,270
Net contract purchase payments                          38,349         36,795
Reimbursement (payment) for contract guarantees             51           (148)
Withdrawals                                           (425,220)      (640,200)
Administrative expense charges                            (820)        (1,060)
                                                  ------------------------------
      Net Decrease in Contract Owners' Equity         (307,037)      (498,343)
      Contract Owners' Equity at Beginning of Year   2,305,221      2,803,564
                                                  ------------------------------
      Contract Owners' Equity at End of Year      $  1,998,184     $2,305,221
                                                  ------------------------------
                                                  ------------------------------


                        SEE NOTES TO FINANCIAL STATEMENTS

               FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1996






PRINCIPAL                                                             FAIR
 AMOUNT                                                               VALUE
---------                                                          -----------
             CORPORATE SHORT-TERM NOTES
                  (41.99%)
             AUTOMOTIVE (4.72%)
$   95,000        Ford Motor Credit Corporation
                       5.36%, due 2/11/97                          $   94,293

             FINANCE COMPANIES - CONSUMER (13.66%)
    95,000        Associates Corporation of North America
                       5.34%, due 1/28/97                              94,323
    95,000        Household Finance Corporation
                       5.35%, due 2/4/97                               94,294
    85,000        Norwest Financial, Inc.
                       5.42%, due 2/10/97                              84,322
                                                                     ---------
                                                                      272,939

             FINANCE COMPANIES - COMMERCIAL (4.72%)
    95,000        General Electric Capital Corporation
                       5.40%, due 2/5/97                               94,288

             FINANCIAL SAVINGS & SERVICE (4.71%)
    95,000        American Express Credit Corporation
                       5.35%, due 2/18/97                              94,195

             MACHINERY - INDUSTRIAL & CONSTRUCTION
             (4.72%)
$   95,000        John Deere Capital Corporation
                       5.32%, due 1/23/97                          $   94,368

             OILS & OIL RELATED PRODUCTS (9.46%)
    95,000        Chevron Oil Finance Company
                       5.40%, due 1/16/97                              94,587
    95,000        Texaco Incorporated
                  5.48%, due 1/29/97                                   94,407
                                                                  ------------
                                                                      188,994

                             TOTAL CORPORATE SHORT-TERM
                                  NOTES (COST-$839,077)               839,077
                                                                  ------------

             U.S. GOVERNMENT SHORT-TERM NOTE
             (49.92%)
 1,005,000   United States Treasury Bill
                  due 2/13/97 (cost-$997,465)                         997,465
                                                                  ------------
                              TOTAL INVESTMENTS (91.91%)
                                       (COST-$1,836,542)            1,836,542
                                                                  ------------
                            CASH, LESS LIABILITY (8.09%)              161,642
                                                                  ------------
                                  TOTAL CONTRACT OWNERS'
                                         EQUITY (100.0%)           $1,998,184
                                                                  ------------
                                                                  ------------


                        SEE NOTES TO FINANCIAL STATEMENTS

THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C CONTRACT OWNERS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
NOTES TO FINANCIAL STATEMENTS

NOTE A-SIGNIFICANT ACCOUNTING POLICIES

Franklin Life Money Market Variable Annuity Fund C (Fund) is a segregated investment account of The Franklin Life Insurance Company (The Franklin) and is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended. The Fund no longer issues new contracts. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS: Securities with remaining maturities of 60 days or less are valued at cost, which is equivalent to fair value. Securities purchased with more than 60 days to maturity are valued at fair value until the 61st day prior to maturity. Thereafter, any discount or premium from that fair value to maturity value is recognized by constant, proportionate amortization until maturity.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis.

FEDERAL INCOME TAXES: Operations of the Fund will form a part of, and be taxed with those of, The Franklin, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Fund.

NOTE B-EXPENSES

Amounts are paid to The Franklin for investment management services at the rate of .001027% of the current value of the Fund per day (.375% on an annual basis) and for mortality and expense risk assurances at the rate of .002918% of the current value of the Fund per day (1.065% on an annual basis). The investment management service charge and the mortality and expense risk charge may be increased to maximum rates, on an annual basis, of .500% and 1.750%, respectively.

Certain other deductions are made from the Fund and paid to The Franklin including administrative fees and contingent deferred sales charges on certain amounts withdrawn. These deductions are more fully described in the Fund's prospectus.

NOTE C-SUMMARY OF CHANGES IN ACCUMULATION UNITS

                                      YEAR ENDED DECEMBER 31
                                   1996                    1995
                            -----------------------------------------------
                             Units      Amount        Units     Amount
                             -----      ------        -----     ------
Balance at
  beginning of
  year                      104,641  $2,305,221      132,646  $2,803,564

Purchases                     1,740      38,349        1,801      36,795

Net
  investment
  income                          -      80,603            -     106,270

Withdrawals                 (18,962)   (425,220)     (29,757)   (640,200)

Reimbursement
  (payment) for
  contract
  guarantees                      -          51            -        (148)

Administrative
  expense
  charge                        (33)       (820)         (49)     (1,060)
                            -----------------------------------------------
Balance at end
  of year                    87,386  $1,998,184      104,641  $2,305,221
                            -----------------------------------------------
                            -----------------------------------------------

NOTE D-REMUNERATION OF MANAGEMENT

No person receives any remuneration from the Fund because The Franklin pays the fees of members of the Board of Managers and officers and employees of the Fund pursuant to expense assurances. Certain members of the Board of Managers and officers of the Fund are also officers or employees of The Franklin or Franklin Financial Services Corporation. Amounts paid by the Fund to The Franklin and to Franklin Financial Services Corporation are disclosed in this report.

               FRANKLIN LIFE MONEY MARKET VARIABLE ANNUITY FUND C
                            SUPPLEMENTARY INFORMATION
             PER-UNIT INCOME AND CHANGES IN ACCUMULATION UNIT VALUE
               (SELECTED DATA AND RATIOS FOR AN ACCUMULATION UNIT
                        OUTSTANDING THROUGHOUT EACH YEAR)


                                                                                      YEAR ENDED DECEMBER 31
                                                                  1996         1995           1994          1993          1992
                                                                 ---------------------------------------------------------------
Investment income                                                $1.162       $1.203         $.846         $.617         $.746
Expenses                                                           .326         .309          .303          .294          .286
                                                                 ---------------------------------------------------------------
Net investment income                                              .836         .894          .543          .323          .460
Accumulation unit value:
  Beginning of year                                              22.030       21.136        20.593        20.270        19.810
                                                                 ---------------------------------------------------------------
  End of year                                                   $22.866      $22.030       $21.136       $20.593       $20.270
                                                                 ---------------------------------------------------------------
                                                                 ---------------------------------------------------------------
Ratio of expenses to average net assets                            1.44%        1.44%         1.44%         1.44%         1.44%

Ratio of net investment income to average net assets               3.71%        4.17%         2.58%         1.58%         2.32%

Number of accumulation units outstanding at end of year          87,386      104,641       132,646       159,929       210,310
--------------------------------------------------------------------------------------------------------------------------------

                  MATTERS SUBMITTED TO VOTE OF CONTRACT OWNERS

An annual meeting of Contract Owners of the Fund was held on April 15, 1996. At the meeting, the individuals named below were elected as Members of the Board of Managers of the Fund, and Ernst & Young LLP was ratified as the Fund's independent auditors for the ensuing fiscal year. The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, if applicable, as to each matter is set forth in the table below.

  Matter                                               Votes:
----------                                 -----------------------------------
                                            For        Against       Abstain
                                            ---        -------       -------
Election of
Robert G. Spencer as
Member, Board of Managers                  54,766       1,789           0

Election of
Dr. Robert C. Spencer as
Member, Board of Managers                  54,766       1,789           0

Election of
James W. Voth as
Member, Board of Managers                  54,766       1,789           0

Election of
Clifford L. Greenwalt as
Member, Board of Managers                  54,766       1,789           0

Ratification of Selection
of Ernst & Young LLP as
independent auditors                       54,069         308       2,177

                         REPORT OF INDEPENDENT AUDITORS


Board of Managers and Contract Owners
Franklin Life Money Market Variable Annuity Fund C

We have audited the accompanying statement of assets and liabilities of Franklin Life Money Market Variable Annuity Fund C, including the portfolio of investments, as of December 31, 1996, the related statement of operations for the year then ended and the statements of changes in contract owners' equity, and the table of per-unit income and changes in accumulation unit value for each of the two years then ended. These financial statements and the table of per-unit income and changes in accumulation unit value are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the table of per-unit income and changes in accumulation unit value based on our audits. The table of per-unit income and changes in accumulation unit value for each of the three years in the period ended December 31, 1994 was audited by other auditors whose report dated February 1, 1995, expressed an unqualified opinion on that table.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the table of per-unit income and changes in accumulation unit value are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the 1996 and 1995 table of per-unit income and changes in accumulation unit value referred to above present fairly, in all material respects, the financial position of Franklin Life Money Market Variable Annuity Fund C at December 31, 1996, and the results of its operations for the year then ended, and the changes in its contract owners' equity, and per-unit income and changes in accumulation unit value for each of the two years then ended in conformity with generally accepted accounting principles.





                                            Ernst & Young LLP


Chicago, Illinois
January 31, 1997